VOYAGEUR

                      YOUR TAX SENSITIVE INVESTMENT MANAGER



                             NEW YORK TAX FREE FUND



                                  ANNUAL REPORT



                             DATED DECEMBER 31, 1996


Family of Funds

Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR HIGH YIELD FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in medium and lower grade municipal bonds.

        Voyageur MINNESOTA High Yield Municipal Bond Fund
        Voyageur NATIONAL High Yield Municipal Bond Fund

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.


        Voyageur ARIZONA Tax Free Fund                       Voyageur MINNESOTA Tax Free Fund
        Voyageur CALIFORNIA Tax Free Fund                    Voyageur NATIONAL Tax Free Fund
        Voyageur COLORADO Tax Free Fund                      Voyageur NEW MEXICO Tax Free Fund
        Voyageur FLORIDA Tax Free Fund                       Voyageur NEW YORK Tax Free Fund
        Voyageur IDAHO Tax Free Fund                         Voyageur NORTH DAKOTA Tax Free Fund
        Voyageur IOWA Tax Free Fund                          Voyageur UTAH Tax Free Fund
        Voyageur KANSAS Tax Free Fund                        Voyageur WISCONSIN Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

        Voyageur ARIZONA Insured Tax Free Fund Voyageur MISSOURI Insured Tax
        Free Fund Voyageur CALIFORNIA Insured Tax Free Fund Voyageur NATIONAL
        Insured Tax Free Fund Voyageur FLORIDA Insured Tax Free Fund Voyageur
        OREGON Insured Tax Free Fund Voyageur MINNESOTA Insured Fund Voyageur
        WASHINGTON Insured Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

        Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited Term Tax Free Fund
        Voyageur MINNESOTA Limited Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

        Voyageur AGGRESSIVE GROWTH Fund                      Voyageur GROWTH Stock Fund
        Voyageur GROWTH AND INCOME Fund                      Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

        Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

        Voyageur CALIFORNIA MUNICIPAL CASH Series Voyageur MUNICIPAL CASH Series
        Voyageur FLORIDA MUNICIPAL CASH Series Voyageur OHIO MUNICIPAL CASH
        Series Voyageur GOVERNMENT CASH Series Voyageur PRIME CASH Series
        Voyageur MINNESOTA MUNICIPAL CASH Series Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).



LETTER FROM THE PRESIDENT

[PHOTO]
JOHN G. TAFT
PRESIDENT


Dear Shareholder:

The year 1996 was marked with mixed economic events. During the first half of the year, interest rates rose steadily, propelled by market fears that faster Gross Domestic Product (GDP) growth would ignite inflation. Once these fears abated in June, interest rates began a descent that lasted throughout most of the remainder of the year.

In comparison to their peer group of funds, the overall performance of the Voyageur Tax Free Funds was excellent in 1996. The main reason for this strong performance was Voyageur portfolio managers' subtle shift toward adding income to the portfolios. This additional income allowed us to better position the Funds during the first half of the year when interest rates were rising and municipal bond prices were falling. Within all of our Tax Free Funds, we continued to extend call protection, where possible, in order to better provide for income for longer periods of time.

In January 1997, Lincoln National Corporation (NYSE: LNC) announced that it planned to acquire the parent company of Voyageur Fund Managers, Inc. -- the investment adviser for the Voyageur Tax Free Funds. LNC, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management Company, Inc. (DMC), an indirect wholly owned subsidiary of LNC, and its affiliate, Delaware International Advisers Ltd., serve as the investment advisers to the investment companies in the Delaware Group of Funds (the Delaware Group), which currently includes 16 open-end funds and two closed-end funds (comprising 48 separate investment portfolios). DMC through its Delaware Investment Advisers division, Delaware International Advisers Ltd. and certain other subsidiaries of Delaware Management Holdings, Inc. (DMH) also provides investment advice with respect to separately managed accounts of institutional and other clients. DMH, through its subsidiaries, is responsible for the management of approximately $32 billion. Voyageur Fund shareholders should benefit from this acquisition by being able to select from a wider variety of mutual funds in the expanded Delaware-Voyageur fund family.

Delaware Management, like Voyageur, has a conservative, long-term investment philosophy. The continuity in the Voyageur Tax Free Funds' management styles should also be further maintained since Andrew M. McCullagh and Elizabeth Howell, two of the senior municipal bond portfolio managers for the Voyageur Tax Free Funds, will continue to play a key role in the management of the Voyageur Tax Free Funds after the transition.

We appreciate your patronage and confidence in Voyageur Fund Managers. If at any time you have questions about your Voyageur fund investment, I urge you to contact your personal financial adviser. Voyageur Client Service representatives are also available from 7 a.m. to 6 p.m. (Central Standard Time) to answer any questions you may have concerning this transaction or your Voyageur fund investment.

Sincerely,

/s/ John G. Taft

John G. Taft
President
Voyageur New York Tax Free Fund



VOYAGEUR NEW YORK TAX FREE FUND

[PHOTO]
STEVEN P. ELDREDGE IS THE
SENIOR MUNICIPAL BOND
MANAGER FOR THE VOYAGEUR
NEW YORK TAX FREE FUND.
MR. ELDREDGE HAS MORE THAN
18 YEARS OF INVESTMENT
INDUSTRY EXPERIENCE.

For the year ended December 31, 1996, the total return at net asset value (NAV) for the class A shares of the Voyageur New York Tax Free Fund was 2.45%.* The Fund's benchmark index, the Lehman Brothers Municipal Bond Index, generated a total return of 4.45% for the same period.** The Fund lagged its benchmark index on a total return basis largely because its average maturity of seven years was significantly less than the Lehman Brothers Municipal Bond Index's 14.16 years.

The Voyageur New York Tax Free Fund has changed little since Voyageur acquired it in November 1996. The Fund has a high average credit quality of Aa/AA and was previously managed to generate high levels of income. High income mutual funds like the Voyageur New York Tax Free Fund are generally defensive investments since the extra income they generate acts as cushion against market downturns. Although they have the ability to better preserve principal in the down markets, high income municipal bond funds generally do not participate fully in market rallies such as we had in 1996.

While we generally support this emphasis on high income, we believe it is also important to consider total return. In the future, we intend to make subtle shifts in the Fund's portfolio in order to add make the Fund slightly more total return sensitive. However, this shift toward total return is expected to be gradual.

OUTLOOK
Overall, the U.S. economy is still showing signs of moderate growth and moderate inflation. Our outlook for the municipal market continues to be favorable, and we expect interest rates to decline over the long term.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
**THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A BROAD UNMANAGED INDEX OF SECURITIES OF UNITED STATES MUNICIPALITIES. THE AVERAGE ANNUAL FOR THE PERIOD ENDED DECEMBER 31, 1996 WAS 1-YEAR 4.43%, 5-YEARS 8.08%, AND SINCE INCEPTION 5.69%.


                        VOYAGEUR NEW YORK TAX FREE FUND
                               Portfolio Abstract
                     For the Period Ended December 31, 1996


                                 Class A Shares
                                    [GRAPH]


                   NY Tax Free                         NY Tax Free                               Lehman Bros. 20
               Without Sales Charge                 With Sales Charge                       Year Municipal Bond Index
Nov-87                 10000                              9625                                        10000
                       10032                              9656                                        10217
Dec-87                 10088                              9710                                        10365
                       10587                              10190                                       10734
                       10646                              10246                                       10848
                       10332                              9945                                        10721
                       10394                              10005                                       10803
                       10489                              10096                                       10771
                       10646                              10247                                       10929
                       10722                              10320                                       11000
                       10765                              10362                                       11010
                       10965                              10554                                       11209
                       11222                              10801                                       11407
                       11103                              10687                                       11303
Dec-88                 11254                              10832                                       11418
                       11412                              10984                                       11654
                       11320                              10895                                       11521
                       11322                              10897                                       11494
                       11385                              11151                                       11767
                       11830                              11387                                       12011
                       12008                              11557                                       12174
                       12143                              11688                                       12340
                       12043                              11591                                       12219
                       11974                              11525                                       12183
                       12066                              11614                                       12332
                       12249                              11789                                       12548
Dec-89                 12332                              11869                                       12650
                       12239                              11780                                       12590
                       12252                              11792                                       12703
                       12259                              11799                                       12707
                       12098                              11644                                       12615
                       12436                              11970                                       12890
                       12535                              12065                                       13004
                       12781                              12301                                       13195
                       12509                              12039                                       13004
                       12499                              12030                                       13011
                       12636                              12162                                       13247
                       12871                              12389                                       13514
Dec-90                 12925                              12441                                       13572
                       12993                              12506                                       13755
                       13154                              12661                                       13874
                       13210                              12715                                       13879
                       13377                              12875                                       14065
                       13483                              12977                                       14190
                       13461                              12956                                       14175
                       13657                              13145                                       14348
                       13830                              13311                                       14537
                       14017                              13491                                       14726
                       14178                              13646                                       14859
                       14198                              13665                                       14900
Dec-91                 14465                              13923                                       15220
                       14419                              13878                                       15255
                       14452                              13910                                       15260
                       14499                              13956                                       15265
                       14641                              14092                                       15401
                       14838                              14282                                       15583
                       15146                              14578                                       15844
                       15674                              15087                                       16319
                       15516                              14934                                       16160
                       15595                              15010                                       16266
                       15395                              14818                                       16106
                       15727                              15138                                       16394
Dec-92                 15903                              15307                                       16561
                       16071                              15469                                       16753
                       16638                              16014                                       17360
                       16512                              15893                                       17176
                       16691                              16065                                       17349
                       16782                              16153                                       17446
                       16991                              16353                                       17738
                       16979                              16342                                       17761
                       17278                              16630                                       18130
                       17445                              16791                                       18337
                       17493                              16837                                       18372
                       17346                              16695                                       18210
Dec-93                 17621                              16960                                       18594
                       17793                              17125                                       18806
                       17487                              16831                                       18319
                       16993                              16356                                       17574
                       16997                              16359                                       17723
                       17156                              16513                                       17877
                       17096                              16455                                       17768
                       17321                              16672                                       18093
                       17404                              16751                                       18157
                       17231                              16585                                       17890
                       17056                              16417                                       17571
                       16848                              16217                                       17253
Dec-94                 17091                              16450                                       17633
                       17370                              16718                                       18137
                       17716                              17051                                       18665
                       17849                              17180                                       18880
                       17884                              17213                                       18902
                       18234                              17551                                       19505
                       18169                              17488                                       19336
                       18288                              17603                                       19519
                       18423                              17732                                       19767
                       18491                              17797                                       19892
                       18695                              17994                                       20180
                       18883                              18175                                       20515
Dec-95                 19028                              18314                                       20712
                       19130                              18412                                       20870
                       19041                              18327                                       20728
                       18831                              18124                                       20462
                       18773                              18069                                       20405
                       18785                              18081                                       20397
                       18939                              18228                                       20619
                       19093                              18377                                       20807
                       19070                              18355                                       20803
                       19261                              18539                                       21094
                       19401                              18674                                       21332
                       19435                              18706                                       21723
                       19533                              18800                                       21631
Dec-96                 19493                              18762                                       21632



Voyageur New York Tax Free Fund Without Sales Charge - Ending Value $19,494

Voyageur New York Tax Free Fund With Sales Charge - Ending Value $18,763

Lehman Bros. 20 Year Municipal Bond Index - Ending Value $21,632

The Lehman Bros. 20 Year Municipal Bond Index is a broad, unmanaged index of securities of United States Municipalities. The index assumes that no operating expenses, transaction fees or sales loads are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform an index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses. For this reason, few fixed income funds are able to outperform broad market indices over the long term. The chart above is comprised of data that represents the cumulative total return of a hypothetical investment in Class A Shares of $10,000 made on the date the Fund commenced operations through December 31, 1996.

    The performance of separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes.
    Performance quoted represents past performance and is not indicative of future results.
     * Average annual total returns include the maximum 3.75% sales charge. ** Commencement of operations.
     *** Assumes redemption on December 31, 1996




                         Voyageur New York Tax Free Fund
                          Average Annual Total Returns
                                (Class A Shares)

                                                Since
                          1 Year     5 Years   11/6/87**

Without Sales Charge       2.45%      6.146%     7.56%

With Sales Charge*        (1.40%)     5.33%      7.11%

Lehman Bros. 20            4.45%      5.69%      8.08%
Year Municipal
Bond Index


                         Voyageur New York Tax Free Fund
                          Average Annual Total Returns
                                (Class B Shares)

                                          Since
                             1 Year      11/6/87**

Without Contingent           1.43%       6.31%
Deferred Sales Charge

With Contingent             (3.57%)      4.55%
Deferred Sales Charge***



                         Voyageur New York Tax Free Fund
                          Average Annual Total Returns
                                (Class C Shares)

                                            Since
                              1 Year       4/26/95**

                              1.43%         3.98%



                               Quality Breakdown
                                  [PIE CHART]

                            Aa/AA                7%
                            A/A                 12%
                            Baa/BBB             31%
                            Aaa/AAA             50%



                                Sector Breakdown
                        (shown as % of total net assets)

                        Pre-Refunded/Escrow          44.7%
                        Housing                      19.4%
                        Transportation               14.9%
                        General Obligation            8.3%
                        Other Revenue                 7.5%
                        HealthCare                    3.1%
                        Industrial                    2.4%



                                   Statistics

                        Average Maturity       16.3  Years
                        Average Coupon                7.2%
                        Portfolio Duration     4.59  Years
                        Average Quality              Aa/AA



INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders
Voyageur Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur New York Tax Free (a fund within Voyageur Mutual Funds, Inc.) as of December 31, 1996, and the related statements of operations for the three-month period ended December 31, 1996 and the year ended September 30, 1996, the statements of changes in net assets for the three-month period ended December 31, 1996 and each of the years in the two-year period ended September 30, 1996, and the financial highlights presented in footnote 7 to the financial statements. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur New York Tax Free Fund as of December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP



Minneapolis, Minnesota
February 14, 1997




VOYAGEUR NEW YORK TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1996
--------------------------------------------------------------------------------


       ASSETS
Investments in securities, at market value (note 1)
   (identified cost, $9,894,118) ................................. $ 10,678,831
Cash in bank on demand deposit ...................................          567
Accrued interest receivable ......................................      223,985
                                                                   ------------
   Total assets ..................................................   10,903,383
                                                                   ------------

       LIABILITIES
Dividends payable to shareholders ................................       46,681
Payable for investment securities purchased ......................      495,064
Other accrued expenses ...........................................       10,237
                                                                   ------------
   Total liabilities .............................................      551,982
                                                                   ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ...................... $ 10,351,401
                                                                   ============

Represented by:
   Capital stock - $.01 par value (note 1) ....................... $      9,689
   Additional paid-in capital ....................................    9,576,243
   Undistributed net investment income ...........................        2,985
   Accumulated net realized loss on investments ..................      (22,229)
   Unrealized appreciation of investments ........................      784,713
                                                                   ------------

     TOTAL NET ASSETS ............................................ $ 10,351,401
                                                                   ============

Net assets applicable to outstanding Class A Shares .............. $ 10,044,178
                                                                   ============
Net assets applicable to outstanding Class B Shares .............. $    254,408
                                                                   ============
Net assets applicable to outstanding Class C Shares .............. $     52,815
                                                                   ============

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of Capital Stock outstanding: 940,019 (note 6) $      10.69
                                                                   ============
   Class B - Shares of Capital Stock outstanding: 23,887 (note 6)  $      10.65
                                                                   ============
   Class C - Shares of Capital Stock outstanding: 4,955 (note 6) . $      10.66
                                                                   ============

See accompanying notes to financial statements.




VOYAGEUR NEW YORK TAX FREE FUND
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------
                                                                           THREE MONTHS       YEAR
                                                                               ENDED          ENDED
                                                                            DECEMBER 31,  SEPTEMBER 30,
                                                                                1996          1996
                                                                           -------------  -------------
Investment income:
       Interest ...........................................................   $ 169,598    $ 755,482
                                                                              ---------    ---------

Expenses (note 3):
       Investment advisory and management fee .............................      17,615       93,048
       Dividend-disbursing, administrative and accounting services fee ....       5,447         --
       Printing, postage and supplies .....................................       1,715        2,739
       Audit and accounting fees ..........................................      13,072       10,613
       Legal fees .........................................................         307        2,274
       Distribution fees - Class A ........................................       3,240          176
       Distribution fees - Class B ........................................         861        3,057
       Distribution fees - Class C ........................................         133          518
       Directors' fees ....................................................         187        1,911
       Registration fees ..................................................      18,103       35,055
       Custodian fees .....................................................       1,005        3,915
       Other ..............................................................         209        3,603
                                                                              ---------    ---------
           Total expenses .................................................      61,894      156,909
       Less:  Expenses waived or absorbed .................................     (34,929)     (24,580)
                                                                              ---------    ---------
           Total net expenses .............................................      26,965      132,329
                                                                              ---------    ---------
           Investment income - net ........................................     142,633      623,153
                                                                              ---------    ---------

Realized and unrealized gain (loss) on investments:
       Realized gain on security transactions (note 2) ....................      11,285       13,314
       Net change in unrealized appreciation or depreciation of investments      (6,168)    (164,569)
                                                                              ---------    ---------
           Net gain (loss) on investments .................................       5,117     (151,255)
                                                                              ---------    ---------

           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $ 147,750    $ 471,898
                                                                              =========    =========

See accompanying notes to financial statements.



VOYAGEUR NEW YORK TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
                                                                       THREE MONTHS        YEAR             YEAR
                                                                           ENDED           ENDED            ENDED
                                                                        DECEMBER 31,    SEPTEMBER 30,    SEPTEMBER 30,
                                                                            1996            1996             1995
                                                                        ------------    ------------    ------------
Operations:
   Investment income - net ..........................................   $    142,633    $    623,153    $    704,534
   Realized gain on security transactions ...........................         11,285          13,314          18,022
   Net change in unrealized appreciation or depreciation of
      investments ...................................................         (6,168)       (164,569)        158,431
                                                                        ------------    ------------    ------------
       Net increase in net assets resulting from operations .........        147,750         471,898         880,987
                                                                        ------------    ------------    ------------

Distributions to shareholders from:
   Investment income - net:
     Class A ........................................................       (139,837)       (601,484)       (695,373)
     Class B ........................................................         (3,811)        (13,195)         (8,090)
     Class C ........................................................           (606)         (2,249)           (568)
   Net realized gain on investments:
     Class A ........................................................        (37,358)        (16,591)        (21,850)
     Class B ........................................................           (921)           (396)           (287)
     Class C ........................................................           (191)            (73)           --
                                                                        ------------    ------------    ------------
       Total distributions ..........................................       (182,724)       (633,988)       (726,168)
                                                                        ------------    ------------    ------------

Share transactions (note 6):
   Proceeds from sale of shares:
     Class A (note 3) ...............................................         12,100         252,630         339,167
     Class B ........................................................         69,592         175,631         250,596
     Class C ........................................................           --              --            50,125
   Net asset value of shares issued in reinvestment of net investment income and realized gain distributions:
       Class A ......................................................        103,103         482,791         562,424
       Class B ......................................................          3,436          10,597           8,166
       Class C ......................................................            591           2,322             571
   Payments for redemption of shares:
     Class A ........................................................       (584,980)     (1,960,805)     (1,914,879)
     Class B (note 3) ...............................................       (266,224)           --               (25)
     Class C ........................................................            (76)           --               (25)
                                                                        ------------    ------------    ------------
   Decrease in net assets from share transactions ...................       (662,458)     (1,036,834)       (703,880)
                                                                        ------------    ------------    ------------
     Total decrease in net assets ...................................       (697,432)     (1,198,924)       (549,061)
Net assets at beginning of period ...................................     11,048,833      12,247,757      12,796,818
                                                                        ------------    ------------    ------------
Net assets at end of period (including undistributed or
   (distributions in excess of) net investment income of $2,985,
   $4,606 and $(1,619), respectively) ...............................   $ 10,351,401    $ 11,048,833    $ 12,247,757
                                                                        ============    ============    ============

See accompanying notes to financial statements.



VOYAGEUR NEW YORK TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   The Voyageur New York Tax Free Fund (the Fund) is one of a series of several funds within Voyageur Mutual Funds, Inc., which is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Fund is classified as a non-diversified investment company.

   The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C shares may be subject to a contingent deferred sales charge and have no conversion feature. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

   Pursuant to its articles of incorporation, Voyageur Mutual Funds, Inc., has 10 trillion shares of authorized capital stock that may be issued in one or more series. Effective December 31, 1996, the Fund changed its fiscal year end from September 30 to December 31.

   The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
   The values of fixed income securities are determined using pricing services quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Short-term securities are valued at amortized cost which approximates market value.

   Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.

   The Fund concentrates its investments in limited geographical areas, and therefore may have more credit risk related to the economic conditions of these areas than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
   Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

FEDERAL TAXES
   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

   For federal income tax purposes, the Fund had a capital loss carryover of $22,229 at December 31, 1996, that will expire in 2004 and 2005 if not offset by subsequent capital gains. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be paid throughout the year and net long-term realized capital gains, when available, are distributed annually.

(2)  INVESTMENT SECURITIES TRANSACTIONS
   Purchase cost and proceeds of sales of investment securities other than short-term securities aggregated $486,276 and $732,124, respectively, for the period ended December 31, 1996.

(3)  EXPENSES
   The Fund has an investment advisory and management fee agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is payable monthly and is based on the average daily net assets of the Fund at the annual rate of .50% (.80% with Fortis Advisers, Inc. prior to November 16, 1996). In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets on an annual basis. During the period ended December 31, 1996, Voyageur absorbed $30,683, pursuant to the 1% contractual expense limitation and excluding waiver of distribution fees, voluntarily absorbed $4,246.

   The Fund will also pay a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.

   All classes of shares have a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under this plan the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Class A Shares and 1.00% of the Fund's average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. Prior to November 16, 1996, Classes A, B, C and H paid Fortis Investors, Inc. distribution fees equal to
 .25% of the Funds' average daily net assets of the Class A shares and 1.00% of the Funds' average daily net assets of the Class B, Class C and Class H shares.

   Sales charges paid by Class A shareholders were $465. Contingent deferred sales charges were $2,119 for Class B shareholders.

(4)  FUND MERGER
   On November 16, 1996, Voyageur New York Tax Free Fund acquired all of the net assets of Fortis Tax-Free New York (Fortis) pursuant to an Agreement and Plan of Reorganization approved by the Fortis shareholders on November 13, 1996. The acquisition was accompanied by a tax-free exchange of 9,805 shares of Fortis Class A and 959,304 shares of Fortis Class E for 969,109 shares of New York Tax Free Fund Class A shares, 21,763 shares of Fortis Class B and 2,028 shares of Fortis Class H for 23,791 shares of New York Tax Free Fund Class B shares and 4,947 shares of Fortis Class C for 4,947 shares of New York Tax Free Fund Class C shares.

   Since Voyageur New York Tax Free Fund had no operations or assets and liabilities prior to the acquisition, the Fund will retain financial history of Fortis for financial reporting and income tax purposes. Prior to acquisition by Voyageur, New York Fund had two additional classes of shares (Class E and H). Fortis Class E was the equivalent of Class A except that it did not have a 12b-1 plan distribution fee of .25%, Fortis Class H and Class B were identical except for dealer payout. Voyageur's presentation of historical information, prior to its acquisition of the Fund, combines Class E with Class A and combines Class H with Class B.

(5) PLANNED FUND REORGANIZATION
   On January 15, 1997 Voyageur's parent, Dougherty Financial Group, Inc. ("DFG"), executed an Agreement and Plan of Merger with Lincoln National Corporation ("LNC") pursuant to which LNC would acquire DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. This merger is subject to approval of the Fund's Board of Directors and shareholders.

(6) SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods shown were as follows:

                                               A SHARES
                                ------------------------------------------
                                THREE MONTHS      YEAR          YEAR
                                   ENDED          ENDED        ENDED
                                 DECEMBER 31,  SEPTEMBER 30, SEPTEMBER 30,
                                    1996          1996          1995
                                -------------  ------------- -------------
Shares sold .................        1,014        23,378        31,562
Shares issued for
   reinvested distributions .        9,603        44,599        52,503
Shares redeemed .............      (54,492)     (181,528)     (178,647)
                                  --------      --------      --------
Decrease in shares
   outstanding ..............      (43,875)     (113,551)      (94,582)
                                  ========      ========      ========

                                                  B SHARES
                                ----------------------------------------------
                                THREE MONTHS      YEAR        PERIOD FROM
                                   ENDED          ENDED       NOVEMBER 14 1994*
                                 DECEMBER 31,  SEPTEMBER 30,  TO SEPTEMBER 30,
                                    1996           1996           1995
                                -------------  -------------  ----------------

Shares sold .................        6,492        16,347          23,788
Shares issued for
   reinvested distributions .          321           983             761
Shares redeemed .............      (24,803)         --                (2)
                                  --------      --------        --------
Increase (decrease) in shares
   outstanding ..............      (17,990)       17,330          24,547
                                  ========      ========        ========


                                               C SHARES
                                ---------------------------------------------
                                THREE MONTHS      YEAR        PERIOD FROM
                                   ENDED          ENDED       APRIL 26, 1995*
                                 DECEMBER 31,  SEPTEMBER 30,  TO SEPTEMBER 30,
                                    1996          1996          1995
                                -------------  -------------  ----------------

Shares sold .................         --            --             4,640
Shares issued for
   reinvested distributions .           55           216              53
Shares redeemed .............           (7)         --                (2)
                                  --------      --------        --------
Increase in shares
   outstanding ..............           48           216           4,691
                                  ========      ========        ========

----------------------------------
*  Commencement of operations.


(7) FINANCIAL HIGHLIGHTS
     Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:


                                                              CLASS A
                                         -------------------------------------------------
                                         THREE MONTHS           YEAR              YEAR
                                             ENDED              ENDED             ENDED
                                          DECEMBER 31,       SEPTEMBER 30,     SEPTEMBER 30,
                                            1996(f)              1996             1995
                                          ----------          ----------       ----------
Net asset value:
   Beginning of period ..............     $    10.72          $    10.87       $    10.74
                                          ----------          ----------       ----------
Operations:
   Net investment income ............            .12                 .55              .57
   Net realized and unrealized
     gain (loss) on investments .....            .01                (.13)             .17
                                          ----------          ----------       ----------
       Total from operations ........            .13                 .42              .74
                                          ----------          ----------       ----------
Distributions to shareholders:
   From net investment income (a) ...           (.12)               (.55)            (.59)
   In excess of net investment income           --                  --               --
   From realized gains ..............           (.04)               (.02)            (.02)
                                          ----------          ----------       ----------
       Total distributions ..........           (.16)               (.57)            (.61)
                                          ----------          ----------       ----------

Net asset value:
   End of period ....................     $    10.69          $    10.72       $    10.87
                                          ==========          ==========       ==========

Total investment return (b) .........           1.21%               3.94%            7.31%
Net assets at end of period
   (000's omitted) ..................     $   10,044          $   10,548       $   11,931

Ratios:
   Ratio of expenses to
     average daily net assets .......            .97%(e)            1.34%            1.31%
   Ratio of net investment income
     to average daily net assets ....           5.31%(e)            5.14%            5.66%
       Assuming no voluntary waivers
          and reimbursements:
           Epenses (c) ..............           1.12%(e)            1.55%            1.82%
           Net investment income ....           5.16%(e)            4.93%            5.15%
   Portfolio turnover rate (excluding
     short-term securities) .........              5%                 12%              10%

See accompanying notes to Financial Highlights.


                                                                        CLASS A
                                        ------------------------------------------------------------------
                                        THREE MONTHS
                                            ENDED                          YEAR ENDED JUNE 30,
                                         SEPTEMBER 30,        --------------------------------------------
                                             1994                1994             1993             1992
                                          ----------          ----------       ----------       ----------
Net asset value:
   Beginning of period ..............     $    10.81          $    11.51       $    11.03       $    10.57
                                          ----------          ----------       ----------       ----------
Operations:
   Net investment income ............            .15                 .62              .65              .66
   Net realized and unrealized
     gain (loss) on investments .....           (.06)               (.54)             .65              .62
                                          ----------          ----------       ----------       ----------
       Total from operations ........            .09                 .08             1.30             1.28
                                          ----------          ----------       ----------       ----------
Distributions to shareholders:
   From net investment income (a) ...           (.16)               (.62)            (.65)            (.66)
   In excess of net investment income           --                  --               (.01)            --
   From realized gains ..............           --                  (.16)            (.16)            (.16)
                                          ----------          ----------       ----------       ----------
       Total distributions ..........           (.16)               (.78)            (.82)            (.82)
                                          ----------          ----------       ----------       ----------

Net asset value:
   End of period ....................     $    10.74          $    10.81       $    11.51       $    11.03
                                          ==========          ==========       ==========       ==========

Total investment return (b) .........            .79%                .63%           12.19%           12.53%
Net assets at end of period
   (000's omitted) ..................     $   12,797          $   12,851       $   13,915       $   14,943

Ratios:
   Ratio of expenses to
     average daily net assets .......           1.09%(e)             .99%             .99%            1.00%
   Ratio of net investment income
     to average daily net assets ....           5.74%(e)            5.55%            5.74%            6.15%
       Assuming no voluntary waivers
          and reimbursements:
           Epenses (c) ..............           1.09%(e)            1.09%            1.05%            1.26%
           Net investment income ....           5.74%(e)            5.45%            5.68%            5.89%
   Portfolio turnover rate (excluding
     short-term securities) .........              0%                  4%              17%              19%

See accompanying notes to Financial Highlights.



                                              NEW YORK TAX FREE FUND
                                    -------------------------------------------
                                                     CLASS B
                                    -------------------------------------------
                                       THREE                        PERIOD FROM
                                       MONTHS          YEAR,        NOVEMBER 14,
                                       ENDED           ENDED        1994(d) TO
                                    DECEMBER 31,    SEPTEMBER 30,  SEPTEMBER 30,
                                      1996(f)           1996           1995
                                    ------------    -------------  -------------
Net asset value:
   Beginning of period ............   $ 10.69          $ 10.84       $ 10.34
                                      -------          -------       -------

Operations:
   Net investment income ..........       .10              .47           .43
   Net realized and unrealized
     gain (loss) on investments ...      --               (.13)          .54
                                      -------          -------       -------
       Total from operations ......       .10              .34           .97
                                      -------          -------       -------

Distributions to shareholders:
   From net investment income (a) .      (.10)            (.47)         (.45)
   From net realized gains ........      (.04)            (.02)         (.02)
                                      -------          -------       -------
     Total distributions ..........      (.14)            (.49)         (.47)
                                      -------          -------       -------

Net asset value:
   End of period ..................   $ 10.65          $ 10.69       $ 10.84
                                      =======          =======       =======

Total investment return (b) .......       .95%            3.14%         9.46%
Net assets at end of
   period (000's omitted) .........   $   254          $   448       $   266

Ratios:
   Ratio of expenses to
     average daily net assets .....   1.87%(e)         2.09%         2.09%(e)
   Ratio of net investment income
     to average daily net assets ..   4.43%(e)         4.39%         4.68%(e)
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c) ...........   2.00%(e)         2.30%         2.60%(e)
           Net investment income ..   4.30%(e)         4.18%         4.17%(e)
Portfolio turnover rate (excluding
   short-term securities) .........      5%              12%           10%

See accompanying notes to Financial Highlights.


                                                 NEW YORK TAX FREE FUND
                                      ------------------------------------------
                                                          CLASS C
                                      ------------------------------------------
                                         THREE                     PERIOD FROM
                                         MONTHS          YEAR,      APRIL 26,
                                         ENDED           ENDED     1995(d) TO
                                      DECEMBER 31,   SEPTEMBER 30, SEPTEMBER 30,
                                         1996(f)          1996        1995
                                      ------------   ------------- -------------
Net asset value:
   Beginning of period .............     $10.70          $10.85       $10.79
                                         ------          ------       ------

Operations:
   Net investment income ...........        .10             .47          .21
   Net realized and unrealized
     gain (loss) on investments ....       --              (.13)         .06
                                         ------          ------       ------
       Total from operations .......        .10             .34          .27
                                         ------          ------       ------

Distributions to shareholders:
   From net investment income (a) ..       (.10)           (.47)        (.21)
   From net realized gains .........       (.04)           (.02)        --
                                         ------          ------       ------
     Total distributions ...........       (.14)           (.49)        (.21)
                                         ------          ------       ------

Net asset value:
   End of period ...................     $10.66          $10.70       $10.85
                                         ======          ======       ======

Total investment return (b) ........        .95%           3.14%        2.54%
Net assets at end of
   period (000's omitted) ..........     $   53          $   52       $   51

Ratios:
   Ratio of expenses to
     average daily net assets ......       1.84%(e)        2.09%        2.09%(e)
   Ratio of net investment income
     to average daily net assets ...       4.45%(e)        4.39%        4.44%(e)
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c) ............       2.00%(e)        2.30%        2.60%(e)
           Net investment income ...       4.29%(e)        4.18%        3.93%(e)
Portfolio turnover rate (excluding
   short-term securities) ..........          5%             12%          10%

See accompanying notes to Financial Highlights.


NOTES TO FINANCIAL HIGHLIGHTS

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur and Fund Distributors voluntarily waived or reimbursed a portion of expenses during the period ended December 31, 1996. The annual contractual expense limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(d)  Commencement of operations.
(e)  Adjusted to an annual basis.
(f) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc.


VOYAGEUR NEW YORK TAX FREE FUND
INVESTMENTS IN SECURITIES                                                                     DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                                        COUPON                MARKET
    ($000)        NAME OF ISSUER (d)                                              RATE   MATURITY     VALUE (a)
---------------------------------------------------------------------------------------------------------------
          (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
          MUNICIPAL BONDS (100.3%):
          GENERAL OBLIGATION (8.3%):
          ------------------------------------------------------------------------------------------------------
$  550    Albany County Public Impt Series B.....................................  5.60%    03-15-16   $ 552,750
   300    New York City Series A.................................................  5.88     08-01-03     310,125
                                                                                                     -----------
                                                                                                         862,875
                                                                                                     -----------
          HEALTHCARE (3.1%):
          ------------------------------------------------------------------------------------------------------
   305    State Medical Care Facility Finance Agency Revenue....................   7.70     02-15-18     320,250
                                                                                                     -----------
          HOUSING (19.4%):
          ------------------------------------------------------------------------------------------------------
   400    New York State City University Dorm Authority Revenue Series A.......    8.13     07-01-07     431,000
   250    New York State University Dorm Authority Revenue.....................    5.90     02-15-12     247,188
   770    New York State University Dorm Authority Revenue.....................    7.50     05-15-11     899,938
   410    State Homeowner Mortage Agency Revenue Series BB2....................    7.85     10-01-08     425,855
                                                                                                     -----------
                                                                                                       2,003,981
                                                                                                     -----------
          INDUSTRIAL (2.4%):
          ------------------------------------------------------------------------------------------------------
   250    Westchester County Wheelabrator Tech.................................5.50(e)(f)   07-01-09     245,573
                                                                                                     -----------
          OTHER REVENUE (7.5%):
          ------------------------------------------------------------------------------------------------------
   250    New York City Municipal Assist Corporation Series 67................     7.63     07-01-08     273,125
   500    United Nations Development Corporation Revenue......................     6.00     07-01-12     509,375
                                                                                                     -----------
                                                                                                         782,500
                                                                                                     -----------
          ESCROWED WITH U.S. GOVERNMENT BONDS (44.7%):
          ------------------------------------------------------------------------------------------------------
   290    Babylon Industrial Development Agency .............................      8.10     01-01-00     315,012
   405    Babylon Industrial Development Agency..............................      8.50     01-01-19     441,955
   690    New York City Prerefunded Series F.................................      8.25     11-15-01     808,163
   716    New York State University Dorm Authority Revenue...................      7.80     12-01-98     764,330
   250    North Hempstead, Series A (FGIC Insured)...........................      7.25     04-01-99     270,937
   600    State Local Assistance Corporation.................................      7.50     04-01-20     679,500
   600    State Medical Care Facility Finance Agency Revenue.................      7.45     02-15-00     665,250
   600    State Urban Development Corporation Revenue........................      7.38     01-01-02     684,750
                                                                                                     -----------
                                                                                                       4,629,897
                                                                                                     -----------
          TRANSPORTATION (14.9%):
          ------------------------------------------------------------------------------------------------------
   500    Metropolitan Transit Authority New York Service Contract...........      5.75     07-01-13     498,750
   500    State Authority Service Contract Revenue...........................      6.25     04-01-14     513,750
   500    Triborough Bridge and Tunnel Authority Revenue.....................      8.13     01-01-12     527,455
                                                                                                     -----------
                                                                                                       1,539,955
                                                                                                     -----------
          TOTAL MUNICIPAL BONDS (cost: $9,600,318)                                                    10,385,031
                                                                                                     -----------

          SHORT-TERM SECURITIES (2.8%):
          ------------------------------------------------------------------------------------------------------

   294    Dreyfus Investment Tax-Exempt Money Market Fund (cost: $293,800).....3.69(b)                   293,800
                                                                                                     -----------

          TOTAL INVESTMENTS IN SECURITIES (cost: $9,894,118) (c)                                     $10,678,831
                                                                                                     ===========

See accompanying notes to investments in securities.


NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Dividend yields change daily to reflect current market conditions. Rate shown is the quoted yield as of December 31, 1996.
(c) Also represents the cost of securities for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation in securities based on this cost are as follows:

                 Gross                 Gross                  Net
              Unrealized            Unrealized            Unrealized
             Appreciation         (Depreciation)         Appreciation
             ------------         --------------         ------------
               $785,046               $(333)               $784,713

(d) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:


         Aaa/AAA        Aa/AA         A/A        Baa/BBB       Total
         -------        -----         ---        -------       -----
           50%           7%           12%          31%         100%

(e) Security subject to the Alternative Minimum Tax and is equal to 2.4% of the Fund's total net assets as of December 31, 1996.

(f) At December 31, 1996, the cost of securities purchased on a when-issued basis was $493,093.



FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the periods ended December 31, 1996. Net investment income distributions exempt from federal income tax should not be included in shareholder's gross income, but are reported on the federal income tax return for informational purposes. Information needed by shareholders for income tax purposes was sent to them in January 1997. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.


                                                      PER CLASS         PER CLASS      PER CLASS
                                                       A SHARE           B SHARE        C SHARE
                                                    ------------      ------------    ------------
                                                    THREE MONTHS      THREE MONTHS    THREE MONTHS
                                                       ENDED             ENDED            ENDED
                                                    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                                        1996              1996             1996
                                                    ------------      ------------    ------------
Net investment income distributions per share
   (none qualifying for corporate dividend
     received deduction) ....................           $.1201           $.1027           $.1027

Short-term capital gain distributions .......            .0051            .0051            .0051
Long-term capital gain distributions ........            .0338            .0338            .0338
                                                        ------           ------           ------

   Total distribution .......................           $.1590           $.1416           $.1416
                                                        ======           ======           ======


The short-term capital gain distributions above are taxable as ordinary income to shareholders for federal and state income tax purposes.

For federal income tax purposes, 100% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.



VOYAGEUR ON CALL(TM)

[Line Drawing of a telephone]
800.545.3863

We invite you to use the Voyaguer interactive voice response system, Voyageur On Call(TM) (800.545.3863). The system is designed to give you information about the Fund(s) in your account. It can also provide price and yield information for the Fund(s). 24-hour access available to Touch Tone telephones only.



VOYAGEUR
YOUR TAX SENSITIVE INVESTMENT MANAGER


90 South Seventh Street, Suite 4400
Minneapolis, Minnesota 55402-4115




VOY-NYAR 3/97